Exhibit 10.1

FIRST AMENDMENT TO FORWARD PURCHASE AGREEMENT

This FIRST AMENDMENT TO FORWARD PURCHASE AGREEMENT, dated as of April 18, 2024 (this “Amendment”) to that certain Forward Purchase agreement, dated as of July 16, 2021 (the “FPA”), by and between the Company and the Purchaser, is entered into by and between Fintech Ecosystem Development Corp., a Delaware corporation (the “Company”), and Caltech Trading Corp., a New Jersey corporation (the “Purchaser”). Capitalized terms not defined herein shall have the meanings assigned to such terms in the FPA.

WHEREAS, on July 16, 2021, the Company and the Purchaser entered into the FPA.

WHEREAS, the Company and the Purchaser wish to amend the FPA as set forth herein;

NOW, THEREFORE, Pursuant to Section 8(l) of the FPA, the Company and the Purchaser hereto agree as follows:

a.	Section 1(a)(i) shall be deleted in its entirety and replaced with the following:

The Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, 20,000,000 Forward Purchase Shares, for an aggregate purchase price of $100,000,000 (the “FPS Purchase Price”).

2. No Other Amendments. All other terms and conditions of the FPA shall remain in full force and effect and the FPA shall be read and construed as if the terms of this Amendment were included therein by way of addition or substitution, as the case may be.

3. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

4. Ratification. The terms and provisions set forth in this Amendment modify and supersede all inconsistent terms and provisions set forth in the FPA and, except as expressly modified and superseded by this Amendment, the terms and provisions of the FPA are ratified and confirmed and continue in full force and effect. All parties hereby agree that the FPA, as amended by this Amendment, shall continue to be legal, valid, binding and enforceable in accordance with their terms.

5. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

PURCHASER:

CALTECH TRADING CORP.

By:	/s/ Mohammed Malique
	Name:	Mohammed Malique
	Title:	Chief Executive Officer

Address for Notices:

Attention:

Email:

COMPANY:

FINTECH ECOSYSTEM DEVELOPMENT CORP.

By:	/s/ Saiful Khandaker
	Name:	Dr. Saiful Khandaker
	Title:	Chief Executive Officer

Address for Notices:

Attention:

Email:

Signature Page to First Amendment to the Forward Purchase Agreement